UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2010

WESTERN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51736	20-5854735
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3702 S. Virginia Street, Suite G12-401, Reno, Nevada, 89502
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 338-2598

2 Sheraton Street, London, W1F 8BH United Kingdom
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01    Regulation FD Disclosure

Effective February 3, 2010, we effected a one new for 1,000 old reverse stock split of shares of common stock. As a result, our authorized capital decreased from 2,812,500,000 shares of common stock to 2,812,500 shares of common stock and our issued and outstanding shares of common stock decreased from 92,136,022 shares of common stock to 92,136 shares of common stock.

The reverse stock split became effective with FINRA’s Over-the-Counter Bulletin Board at the opening for trading on February 4, 2010 under the new stock symbol “WSEGD”, the “D” will be removed 20 business days from February 4, 2010. Our new CUSIP number is 959590 209.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits
3.1	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State effective February 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.

By:

/s/ Peter Jenks
Peter Jenks
President, CEO and Director

February 4, 2010